UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

LONE PINE HOLDINGS, INC.
(Former name of registrant)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

40 Wall Street 58th Floor, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

212-509-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A.  On May 29, 2012, Registrant’s (“we” or the “Company”) Board of Directors adopted Amended and Restated By-Laws for the Company, that among other things, provides for (subject to the provisions of the Nevada Revised Statutes):

•	A Board of Directors that consists of one or more members, such number may be fixed, increased and decreased by the directors from time to time;

•	Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

•	Election of directors by a majority vote of the votes cast by stockholders eligible to vote;

•	Quorum for a meeting of stockholders constituting a majority of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

•	Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

•	Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

•	Quorum for a meeting of the Board of Directors constituting a majority of the directors then in office;

•	Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

•	Written action of the Board of Directors or any committee of the board if signed by all the members of the Board of Directors or committee; and

•	Amendment, alternation and repeal of the By-Laws by the Board of Directors or the shareholders.

A complete copy of the Amended and Restated By-Laws for the Company can be found in Exhibit 3.1 to this Form 8-K.

B. On May 23, 2012, we completed a parent-subsidiary merger of our wholly-owned subsidiary, Flux Power Holdings, Inc., into the Company.  As a result of the parent-subsidiary merger, our Articles of Incorporation were amended to change the name of the Company to “Flux Power Holdings, Inc.”

Item 9.01                       Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated By-Laws for the Company

Portions of this report constitute “forward-looking statements” defined by federal law.  Although  we believe any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in our filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lone Pine Holdings, Inc., a Nevada Corporation
Dated: May 29, 2012
/s/ Gianluca Cicogna Mozzoni Gianluca Cicogna Mozzoni, President